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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported):     June 6, 1996
                                                               ------------

                                 CML GROUP, INC.
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              (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                   (State or Other Jurisdiction of Incorporation)


                  0-12628                           04-2451745
         -----------------------        ---------------------------------------
         (Commission File Number)      (I.R.S. Employer Identification No.)


         524 Main Street, Acton, Massachusetts                       01720
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         (Address of Principal Executive Offices)                   (Zip Code)


                                 (508) 264-4155
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                  (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
         ----------------------------------------------------------------------
              (Former Name or Former Address, if Changed Since Last Report)





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         ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
                  ------------------------------------


              On June 6, 1996 (the "Closing Date"), CML Group, Inc., a Delaware corporation (the "Company"), sold to The Discovery Channel Store, Inc., a Delaware corporation (the "Buyer"), substantially all of the assets related to The Nature Company business pursuant to an Asset Purchase and Sale Agreement dated as of June 6, 1996 (the "Purchase and Sale Agreement"), by and among the Company, The Nature Company, a California corporation and wholly-owned subsidiary of the Company ("TNC"), The Nature Company International, Inc., a California corporation and wholly-owned subsidiary of the Company ("TNCI"), Nordic Advantage of Ontario, a corporation formed under the laws of Ontario, Canada and a wholly-owned subsidiary of the Company ("NAO"), Discovery Communications, Inc., a Delaware corporation ("DCI") and the Buyer. The Company sold to the Buyer The Nature Company assets owned by TNC and NAO, as well as all of the outstanding capital stock of TNCI, for a cash purchase price of $39,870,000 and the assumption by the Buyer of certain liabilities. The purchase price was determined pursuant to an arms' length negotiation among the Company, the Buyer and DCI.

              The purchase price is subject to adjustment based on, among other things, a post-closing audit and the acquisition of certain landlord consents. An escrow agent is holding $4,000,000 of the cash purchase price in escrow pending, among other things, the determination of such adjustments.

              The foregoing description of the Purchase and Sale Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase and Sale Agreement which is attached hereto as Exhibit 2 and incorporated herein by reference.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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              (a)  Financial Statements of Business Acquired.
                   ------------------------------------------

                   Not applicable.

              (b)  Pro Forma Financial Information.
                   --------------------------------

                   Not applicable.

              (c)  Exhibits.
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                   2    Asset Purchase and Sale Agreement dated as of June 6,
                        1996 by and among CML Group, Inc., The Nature Company, The Nature Company International, Inc., Nordic Advantage of Ontario, Discovery Communications, Inc. and The Discovery Channel Store, Inc.





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                                    SIGNATURE


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: June 21, 1996           CML GROUP, INC. (Registrant)



                                       /s/ Glenn E. Davis
                                       ---------------------------------------
                                       By:   Glenn E. Davis
                                             Vice President, Finance and
                                             Chief Financial Officer







































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                                INDEX TO EXHIBITS


         Exhibit
         Number                                                     Page No.
         ------                                                     --------

          2 Asset Purchase and Sale Agreement dated as of June 6, 1996 by and among CML Group, Inc., The Nature Company, The Nature Company International, Inc. and Nordic Advantage of Ontario, Discovery Communications, Inc.
                   and The Discovery Channel Store, Inc.









































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